UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  MAY 19, 1998

                                 PROXYMED, INC.
             (Exact name of registrant as specified in its charter)

             FLORIDA                    0-22052                 65-0202059
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)          Identification No.)

2501 DAVIE ROAD, SUITE 230, FT. LAUDERDALE, FLORIDA              33317-7424
     (Address of principal executive offices)                    (Zip Code)

        Registrant's telephone number, including area code (954) 473-1001


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INTRODUCTION.

       Item 5 is amended herein to correct an error in the number of warrants reported to have been earned by Commonwealth Associates, from 231,342 warrants as previously reported, to 94,978 warrants as corrected.

       Exhibits 2.4 and 2.5 are included herein as required by Item 7(a).

       Exhibit 99.1 is amended to correct an error in the pro forma entry to record the acquisition of the common stock of WPJ, Inc. and the related purchase price allocation.

       Exhibits 99.2 and 99.3 are amended to correct the amount of amortization for the capitalized software, goodwill and other intangible assets related to the acquisition of WPJ, Inc.

ITEM 5.  OTHER EVENTS (AMENDED).

       On May 19 and June 1, 1998, the Company closed on the private placement sale of an aggregate of 2,313,416 shares of common stock, $.001 par value, for $11.00 per share, resulting in gross proceeds of $25,447,576. Commonwealth Associates represented the Company as underwriter in the transaction, for which it received $731,330 in commissions, $254,476 as a non-accountable expense allowance, and a five-year warrant to purchase 94,978 shares of the Company's common stock for $12.10 per share. Other costs of the transaction aggregated approximately $212,000. The shares sold were not registered under the Securities Act of 1933 (the "Act"), and were offered in reliance upon the exemption under
Section 4(2) of the Act and the provisions of Regulation D promulgated thereunder. Bellingham Industries Inc., an affiliate, purchased 1,363,632 shares in the offering, after which it beneficially owns 41.7% of the Company's outstanding common stock. Of the funds raised, $20,620,000 was used for the acquisition of IMS referred to in Item 2 above, and the balance will be used for other acquisitions and/or working capital.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a) The unaudited statements of operations and cash flows required by
           Item 7(a) of WPJ, Inc. for the three months ended March 31, 1997, are included as exhibits to this Form 8-K/A. The unaudited financial information for the three months ended March 31, 1997, reflects all adjustments (consisting solely of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of results for the interim period presented.


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         (c) The following exhibits are included herein:

             Exhibit 2.4 - Unaudited Statement of Operations for WPJ, Inc. for the three months ended March 31, 1997.

             Exhibit 2.5 - Unaudited Statement of Cash Flows for WPJ, Inc. for the three months ended March 31, 1997.

             Exhibit 99.1 - Pro Forma Combined Balance Sheet of ProxyMed, Inc. and WPJ, Inc. as of March 31, 1998 (amended).

             Exhibit 99.2 - Pro Forma Combined Statement of Operations of ProxyMed, Inc., Clinical MicroSystems, Inc., Hayes Computer Systems, Inc., US HealthData Interchange, Inc. and WPJ, Inc. for the year ended December 31, 1997 (amended).

             Exhibit 99.3 - Pro Forma Combined Statement of Operations of ProxyMed, Inc. and WPJ, Inc. for the three months ended March 31, 1998 (amended).

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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PROXYMED, INC.

Date  JULY 13, 1998                    /S/ BENNETT MARKS
                                       -----------------------------
                                       Bennett Marks, Executive Vice
                                       President - Finance and Chief
                                       Financial Officer

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                                INDEX TO EXHIBITS

 EXHIBIT NUMBER                         DESCRIPTION
 --------------                         -----------

        2.4 Unaudited Statement of Operations for WPJ, Inc. for the three months ended March 31, 1997.

        2.5 Unaudited Statement of Cash Flows for WPJ, Inc. for the three months ended March 31, 1997.

       99.1 Pro Forma Combined Balance Sheet of ProxyMed, Inc. and WPJ, Inc. as of March 31, 1998 (amended).

       99.2 Pro Forma Combined Statement of Operations of ProxyMed, Inc., Clinical MicroSystems, Inc., Hayes Computer Systems, Inc., US HealthData Interchange, Inc. and WPJ, Inc. for the year ended December 31, 1997 (amended).

       99.3 Pro Forma Combined Statement of Operations of ProxyMed, Inc. and WPJ, Inc. for the three months ended March 31, 1998 (amended).

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